UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 27, 2022
Diebold Nixdorf, Incorporated

(Exact name of registrant as specified in its charter)
_________________________________________________

Ohio		1-4879	34-0183970

(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

50 Executive Parkway, P.O. Box 2520
Hudson,	Ohio		44236

(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code: (330) 490-4000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, $1.25 par value per share	DBD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On December 27, 2022, Diebold Nixdorf, Incorporated (the “Company”) announced the expiration and final results of (i) the private exchange offer and consent solicitation made to certain eligible holders (the “2024 Exchange Offer and Consent Solicitation”) for any and all outstanding 8.50% Senior Notes due 2024 issued by the Company, and (ii) the private exchange offers and consent solicitations made to certain eligible holders for any and all outstanding 9.375% Senior Secured Notes due 2025 issued by the Company and for any and all outstanding 9.000% Senior Secured Notes due 2025 issued by Diebold Nixdorf Dutch Holding B.V. (the “2025 Exchange Offers and Consent Solicitations” and, together with the 2024 Exchange Offer and Consent Solicitation, the “Exchange Offers and Consent Solicitations”), and issued press releases relating to the expiration and final results of the 2024 Exchange Offer and Consent Solicitation and 2025 Exchange Offers and Consent Solicitations, respectively. The Exchange Offers and Consent Solicitations expired at 11:59 p.m., New York City time, on December 23, 2022. Such press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, which are incorporated by reference in their entirety.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Description
99.1
Press Release of Diebold Nixdorf, Incorporated, dated December 27, 2022, relating to the Expiration and Final Results of Exchange Offer and Consent Solicitation with Respect to its Outstanding 8.50% Senior Notes due 2024

99.2
Press Release of Diebold Nixdorf, Incorporated, dated December 27, 2022, relating to the Expiration and Final Results of Exchange Offers and Consent Solicitations with Respect to its Outstanding 9.375% Senior Secured Notes due 2025 and Diebold Nixdorf Dutch Holding B.V.’s 9.000% Senior Secured Notes due 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold Nixdorf, Incorporated
Date:	December 27, 2022	By:	/s/ Jonathan B. Leiken
			Name:	Jonathan B. Leiken
			Title:	Executive Vice President, and Chief Legal Officer and Secretary